SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 16, 1999



                         PALLET MANAGEMENT SYSTEMS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)



    Florida                         2-99212-A                  59-2197020
    -------                         ---------                  ----------
State or other                     (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)



             One South Ocean Drive, Suite 305
                     Boca Raton, Florida                           33432
                     -------------------                           -----
          (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code (561) 338-7763
                                                           --------------

            --------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 4  Changes in Registrant's Certifying Accountants.
        -----------------------------------------------

On August 16, 1999, Pallet Management Systems, Inc. replaced Kaufman, Rossin & Co. as the principal independent auditor of the Registrant to be effective once the fiscal year 1999 audit is complete. During the period Kaufman, Rossin & Co. was engaged as the Registrant's principal accountant there were no disagreements with Kaufman, Rossin & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. No accountant's report on the financial statements of the Registrant issued by Kaufman, Rossin & Co. contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant requested Kaufman, Rossin & Co. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Kaufman, Rossin & Co. agreed with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. The Registrant delivered a copy of this Form 8-K report to Kaufman, Rossin & Co. on August 16, 1999. The Registrant is filing such letter as an exhibit to this Form 8-K Report. Kaufman, Rossin & Co. will continue to serve as the independent auditor with respect to the Registrant's financial statements for the fiscal year ended June 26, 1999.

Effective August 16, 1999, PricewaterhouseCoopers LLP was engaged by the Registrant to serve as the independent auditor of the Registrant's financial statements for fiscal 2000. PricewaterhouseCoopers LLP was also retained to audit The Nelson Company, which the Registrant is intending to acquire.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

        (c)  Exhibits

     Exhibit 16.1 - Letter of Kaufman, Rossin & Co.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PALLET MANAGEMENT SYSTEMS, INC.



Date:  August 16, 1999                     By: /s/ Zachary M. Richardson
                                              ----------------------------------
                                               Zachary M. Richardson., President


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                                  EXHIBIT INDEX



         EXHIBIT                    DESCRIPTION
         -------                    -----------


         Exhibit 16.1               Letter of Kaufman, Rossin & Co.



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                                 August 16, 1999




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

RE: Pallet Management Systems, Inc.
    File Ref. No.  000-24405


We are the principal accountants for Pallet Management Systems, Inc. and under the date of August 14, 1998, we reported on the consolidated financial statements of Pallet Management Systems, Inc. and Subsidiaries as of June 27, 1998 and for the years ended June 27, 1998 and June 30, 1997. We are engaged to perform the audit of the consolidated financial statements as of and for the year ended June 26, 1999 and we will be replaced upon the completion of that engagement. We have read Pallet Management Systems, Inc.'s. statements included under Item 4 of its Form 8-K dated August 16, 1999 and we agree with such statements.


                                                   Very truly yours,


                                                   /s/ Kaufman, Rossin & Co.
                                                   -------------------------
                                                   KAUFMAN, ROSSIN & CO.



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